UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021
____________________________________________________________________
Del Taco Restaurants, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-36197			46-3340980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)			(I.R.S. Employer Identification Number)

25521 Commercentre Drive
	Lake Forest,	California	92630
(Address of Principal executive offices, including Zip Code)

	(949)	462-9300
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	TACO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, at the Annual Meeting of shareholders (the "Annual Meeting") of Del Taco Restaurants, Inc. (the "Company"), the shareholders of the Company approved an amendment to the Company's 2015 Omnibus Incentive Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan by 1,800,000 shares, no more than 900,000 of which may be issued as restricted stock or restricted stock units, as further described in the Company's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the "SEC") on April 13, 2021 (the "2021 Proxy Statement"). The amendment to the Plan was previously approved, subject to shareholder approval, by the Board of Directors of the Company (the "Board of Directors").

The amendment to the Plan was included as Appendix A to the 2021 Proxy Statement and is attached as Exhibit 10.1 to this Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 27, 2021, the Company held its annual meeting of shareholders to:
1.consider and vote upon a proposal to elect two directors to serve on the Company's board of directors as Class II directors;
2.consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2021;
3.consider and vote upon a proposal to approve, on an advisory basis, the compensation paid to the Company's named executive officers; and
4.consider and vote upon a proposal to approve the adoption of an amendment to the Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan.
There were 36,757,296 shares of the Company's common stock issued and outstanding on the record date of March 29, 2021 for the annual meeting of shareholders. The results for each matter voted on were as follows:

a.    The Company's shareholders elected two nominees to serve on the board of directors as Class II directors, based on the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Joseph Stein	27,538,706	643,237	4,279,315
Valerie L. Insignares	27,991,278	190,665	4,279,315

b.    The Company's shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2021, based on the following votes:

Votes For	Votes Against	Abstain
32,170,930	258,749	31,579

c.    The Company's shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers, based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,898,133	2,135,557	148,253	4,279,315

d.    The Company's shareholders approved the adoption of an amendment to the Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan, based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,362,750	2,767,424	51,769	4,279,315

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 10.1	Second Amendment to Del Taco Restaurants, Inc. 2015 Omnibus Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL TACO RESTAURANTS, INC.

By:	/s/ Steven L. Brake
Name:	Steven L. Brake
Title:	Executive Vice President and Chief Financial Officer

Date: June 1, 2021